                                                                 EXHIBIT 10.28.1
                                  AMENDMENT #2
                             TO THE CONTRACT BETWEEN
                      THE FLORIDA HEALTHY KIDS CORPORATION
                                       AND
                          PHYSICIANS HEALTH CARE PLANS

THIS AMENDMENT, entered into between the Florida Healthy Kids Corporation, hereinafter referred to as "FHKC" and PHYSICIANS HEALTH CARE PLANS, hereinafter referred to as "PHP", amends its Contract dated July 2, 2002.

WHEREAS, Section 4-12(B) of the said Contract between FHKC and PHP, provides that if there is a change in controlling interest in PHP that FHKC has ten (10) days to elect to continue or terminate said Contract with PHP; and,

WHEREAS, on November 26, 2002, PHP notified FHKC that the Florida Department of Insurance had granted regulatory approval for the change in controlling interest of PHP from PHP Holdings, Inc., to AMERIGROUP Florida Inc., hereinafter referred to as AMERIGROUP effective January 1, 2003; and,

WHEREAS, the Florida Department of Insurance has also approved a name change from PHP to AMERIGROUP effective January 1, 2003; and

WHEREAS, FHKC has elected to continue said Contract with AMERIGROUP and will amend its Contract to reflect the name change; and,

THEREFORE, be it resolved that the Parties agree to the following amendment of their contract:

         I. All references to Physicians Healthcare Plans, Inc. or PHP in said contract shall now be renamed AMERIGROUP.

         II.      Section 4-6: Notice is amended to read:

                  FOR AMERIGROUP:
                  Contact Name:     Mitch Wright
                                    Manager, Regulatory Compliance
                  Address:          AMERIGROUP Corporation
                                    4425 Corporation Lane
                                    Virginia Beach, VA 23462
                  Phone Number:     (757) 473-2737, ext. 2547

All provisions in the contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

Amerigroup - Pasco and Polk                                          Page 1 of 2
Effective Date: January 1, 2003

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the contract. This amendment is hereby made a part of this contract.

IN WITNESS WHEREOF, the parties hereto have caused this two (2) page amendment to be executed by their officials thereunto duly authorized.

FLORIDA HEALTHY KIDS CORPORATION

/s/ ROSE M. NAFF
---------------------------------
ROSE M. NAFF, EXECUTIVE DIRECTOR
DATE:2/10/03

AMERIGROUP FLORIDA, INC.

_________________________________
NAME:
DATE:

Amerigroup - Pasco and Polk                                          Page 2 of 2
Effective Date: January 1, 2003

                                  AMENDMENT #3
                             TO THE CONTRACT BETWEEN
                      THE FLORIDA HEALTHY KIDS CORPORATION
                          AND AMERIGROUP FLORIDA, INC.

THIS INDENTURE, Made and entered into this 23rd day of July, 2003, by and between THE FLORIDA HEALTHY KIDS CORPORATION, hereinafter referred to "FHKC" and AMERIGROUP FLORIDA, INC., hereinafter referred to as "AMERIGROUP".

                                   WITNESSETH

WHEREAS, FHKC AND AMERIGROUP executed a contract effective October 1, 2002, and

WHEREAS, said contract allows for revisions to the benefits and coverage offered under this contract pursuant to statutory or regulatory changes and such changes have been made by the 2003 Legislature through the 2003-2004 General Appropriations Act;

WHEREAS, the parties have agreed to amend the contract for such adjustments and to allow for rate adjustments to reflect such revisions;

WHEREAS, said contract also allows for an annual premium rate adjustment; and,

NOW THEREFORE IN CONSIDERATION of the covenants contained herein and the agreement of FHKC and AMERIGROUP to amend the above-described contract, it is agreed by the parties as follows that:

         1.       Exhibit A will be amended as attached and made a part hereof;

         2.       Exhibit C will be amended as attached and made a part hereof;
                  and,

         3.       The effective date of this Amendment shall be October 1, 2003.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on 23rd day of July, 2003.

                                                   AMERIGROUP FLORIDA, INC.

/s/ [ILLEGIBLE]                                    /s/ Imtiaz Sattaur
-------------------                                ---------------------------
WITNESS                                            NAME:
                                                   TITLE:

                                                   FLORIDA HEALTHY
                                                   KIDS CORPORATION

/s/ [ILLEGIBLE]                                    /s/ Rose M. Naff
-------------------                                ---------------------------
WITNESS                                            Name:
                                                   Title:

Amendment #3                                                     Page 1 of 8
Amerigroup/Pasco & Polk                                          October 1, 2003

                                    EXHIBIT A

                            HEALTH SERVICES AGREEMENT

THE PREMIUM FOR PARTICIPANTS IN THE FLORIDA HEALTHY KIDS PROGRAM FOR THE COVERAGE PERIOD OF OCTOBER 1, 2003 THROUGH SEPTEMBER 30, 2004 SHALL BE $71.34 FOR EACH COVERED PARTICIPANT IN PASCO COUNTY.

THE PREMIUM FOR PARTICIPANTS IN THE FLORIDA HEALTHY KIDS PROGRAM FOR THE COVERAGE PERIOD OF OCTOBER 1,2003 THROUGH SEPTEMBER 30, 2004 SHALL BE $72.45 FOR EACH COVERED PARTICIPANT IN POLK COUNTY.

Amendment #3                                                     Page 2 of 8
Amerigroup/Pasco & Polk                                          October 1, 2003

                                    EXHIBIT C

                            ENROLLEE BENEFIT SCHEDULE

I.       Minimum Benefits; Statutory Requirements
         AMERIGROUP agrees to provide, at a minimum, those benefits that are prescribed by state law under Section 409.815(2)(a-p) and 409.815 (r-t). AMERIGROUP shall pay an enrollees' covered expenses up to a lifetime maximum of $1 million per covered enrollee.

         The following health care benefits are included under this Agreement:

-------------------------------------------------------------------------------------------------------
                                                                                               CO-
BENEFIT                    LIMITATIONS                                                         PAYMENTS
-------------------------------------------------------------------------------------------------------
    A. Inpatient Services  All admissions must be authorized by AMERIGROUP.                    NONE
All covered services
provided for the medical   The length of the patient stay shall be determined based on the
care and treatment of an   medical condition of the enrollee in relation to the necessary
enrollee who is admitted   and appropriate level of care.
as an inpatient to a
hospital licensed under    Room and board may be limited to semi-private accommodations,
part I of Chapter 395.     unless a private room is considered medically necessary or semi-private accommodations are not available.
Covered services include:
physician's services;      Private duty nursing limited to circumstances where such care is
room and board; general    medically necessary.
nursing care; patient
meals; use of operating    Admissions for rehabilitation and physical therapy are limited to
room and related           15 days per contract year.
facilities; use of
intensive care unit and    Shall Not Include Experimental or Investigational Procedures as
services; radiological,    defined as a drug, biological product, device, medical treatment
laboratory and other       or procedure that meets any one of the following criteria, as
diagnostic tests; drugs;   determined by AMERIGROUP.
medications; biologicals;
anesthesia and oxygen      1. Reliable Evidence shows the drug, biological product, device,
services; special duty     medical treatment, or procedure when applied to the circumstances
nursing; radiation and     of a particular patient is the subject of ongoing phase I, II or chemotherapy; respiratory  III clinical trials or
therapy; administration
of whole blood plasma;     2. Reliable Evidence shows the drug, biological product, device,
physical, speech and       medical treatment or procedure when applied to the circumstances
occupational therapy;      of a particular patient is under study with a written protocol to
medically necessary        determine maximum tolerated dose, toxicity, safety, efficacy, or
services of other health   efficacy in comparison to conventional alternatives, or
professionals.
                           3. Reliable Evidence shows the drug, biological product, device, medical treatment, or procedure is being delivered or should be delivered subject to the approval and supervision of an
                           Institutional Review

                           Board (IRB) as required and defined by federal regulations, particularly those of the U.S. Food and Drug Administration or the Department of Health and Human Services.
-------------------------------------------------------------------------------------------------------

Amendment #3                                                     Page 3 of 8
Amerigroup/Pasco & Polk                                          October 1, 2003

-------------------------------------------------------------------------------------------------------------------------
                                                                                               CO-
BENEFIT                    LIMITATIONS                                                         PAYMENTS
-------------------------------------------------------------------------------------------------------------------------
B. Emergency Services      Must use an AMERIGROUP designated facility or provider for          $10 per visit waived if
Covered Services include   emergency care unless the time to reach such facilities or          admitted or authorized by
visits to an emergency     providers would mean the risk of permanent damage to patient's      primary care physician
room or other licensed     health.
facility if needed
immediately due to an      AMERIGROUP must also comply with the provisions of s. 641.513,
injury or illness and      Florida Statutes.
delay means risk of
permanent damage to the
enrollee's health.
-------------------------------------------------------------------------------------------------------------------------
C. Maternity Services and  Infant is covered for up to three (3) days following birth or       NONE
Newborn Care               until the infant is transferred to another medical facility,
Covered services include   whichever occurs first.
maternity and newborn
care; prenatal and         Coverage may be limited to the fee for vaginal deliveries.
postnatal care; initial
inpatient care of
adolescent participants,
including nursery charges
and initial pediatric or
neonatal examination.
-------------------------------------------------------------------------------------------------------------------------
D. Organ Transplantation   Coverage is available for transplants and medically related         NONE
Services                   services if deemed necessary and appropriate within the
Covered services include   guidelines set by the Organ Transplant Advisory Council or the
pretransplant, transplant  Bone Marrow Transplant Advisory Council.
and postdischarge
services and treatment of
complications after
transplantation.
-------------------------------------------------------------------------------------------------------------------------
E. Outpatient Services     Services must be provided directly by AMERIGROUP or through         No co-payment for well
Preventive, diagnostic,    pre-approved referrals.                                             child care, preventive
therapeutic, palliative                                                                        care or for routine
care, and other services   Routine hearing and screening must be provided by primary care      vision and hearing
provided to an enrollee    physician.                                                          screenings.
in the outpatient portion
of a health facility       Family planning limited to one annual visit and one supply visit
licensed under chapter     each ninety days.
395.

Covered services include   Chiropractic services shall be provided in the same manner as in    $5 per office visit
Well-child care,           the Florida Medicaid program.
including those services
recommended in the         Podiatric services are limited to one visit per day totaling two
Guidelines for Health      visits per month for specific foot disorders. Dental services
Supervision of Children    must be provided to an oral surgeon for medically necessary and Youth as developed by  reconstructive dental surgery due to injury.
Academy of Pediatrics;
immunizations and          Immunizations are to be provided by the primary care
injections as recommended  physician.
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

Amendment #3                                                     Page 4 of 8
Amerigroup/Pasco & Polk                                          October 1, 2003

------------------------------------------------------------------------------------------------------------
                                                                                               CO-
BENEFIT                    LIMITATIONS                                                         PAYMENTS
------------------------------------------------------------------------------------------------------------
by the Advisory Committee  Treatment for temporomandibular joint (TMJ) disease is
on Immunization            specifically excluded.
Practices; health
education counseling and   Shall Not Include Experimental or Investigational Procedures as
clinical services; family  defined as a drug, biological product, device, medical treatment planning services, vision  or procedure that meets any one of the following criteria, as
screening; hearing         determined by AMERIGROUP:
screening; clinical
radiological, laboratory   1. Reliable Evidence shows the drug, biological product, device,
and other outpatient       medical treatment, or procedure when applied to the circumstances
diagnostic tests;          of a particular patient is the subject of ongoing phase I, II or
ambulatory surgical        III clinical trials or
procedures; splints and
casts; consultation with   2. Reliable Evidence shows the drug, biological product, device, and treatment by referral  medical treatment or procedure when applied to the circumstances physicians; radiation and  of a particular patient is under study with a written protocol to
chemotherapy;              determine maximum tolerated dose, toxicity, safety, efficacy, or
chiropractic services;     efficacy in comparison to conventional alternatives, or
podiatric services.
                           3. Reliable Evidence shows the drug, biological product, device, medical treatment, or procedure is being delivered or should be delivered subject to the approval and supervision of an
                           Institutional Review Board (IRB) as required and defined by federal regulations, particularly those of the U.S. Food and Drug
                           Administration or the Department of Health and Human Services.
------------------------------------------------------------------------------------------------------------
E. Behavioral Health       All services must be provided directly by AMERIGROUP or upon
Services                   approved referral.
Covered services include
inpatient and outpatient   Inpatient services are limited to not more than thirty inpatient    INPATIENT:
care for psychological or  days per contract year for psychiatric admissions, or residential   NONE
psychiatric evaluation,    services in lieu of inpatient psychiatric admissions; however, a
diagnosis and treatment    minimum often of the thirty days shall be available only for
by a licensed mental       inpatient psychiatric services when authorized by AMERIGROUP
health professional.       physician.

                           Outpatient services are limited to a maximum of forty outpatient    OUTPATIENT:
                           visits per contract year.                                           $5 per visit
------------------------------------------------------------------------------------------------------------
F. Substance Abuse         All services must be provided directly by AMERIGROUP or upon        INPATIENT:
Services                   approved referral.                                                  NONE
Includes coverage for
inpatient and outpatient   Inpatient services are limited to not more than seven inpatient care for drug and alcohol  days per contract year for medical detoxification only and thirty
abuse including            days residential services.
counseling and placement
assistance. Outpatient     Outpatient visits are limited to a maximum of forty visits per      OUTPATIENT:
services include           contract year.                                                      $5 per visit
evaluation, diagnosis and
treatment by a licensed
practitioner.
------------------------------------------------------------------------------------------------------------

Amendment #3                                                     Page 5 of 8
Amerigroup/Pasco & Polk                                          October 1, 2003

------------------------------------------------------------------------------------------------------------
                                                                                               CO-
BENEFIT                    LIMITATIONS                                                         PAYMENTS
------------------------------------------------------------------------------------------------------------
G. Therapy Services        All treatments must be performed directly or as authorized by       $5 per visit
Covered services include   AMERIGROUP.
physical, occupational,
respiratory and speech     Limited to up to twenty-four treatment sessions within a sixty
therapies for short-term   day period per episode or injury, with the sixty day period
rehabilitation where       beginning with the first treatment.
significant improvement
in the enrollee's
condition will result.
------------------------------------------------------------------------------------------------------------
H. Home Health Services    Coverage is limited to skilled nursing services only. Meals,        $5 per visit
Includes prescribed home   housekeeping and personal comfort items are excluded. Services visits by both registered  must be provided directly by AMERIGROUP. Private duty nursing is
and licensed practical     limited to circumstances where such care is medically
nurses to provide skilled  appropriate.
nursing services on a
part-time intermittent
basis.
------------------------------------------------------------------------------------------------------------
I. Hospice Services        Once a family elects to receive hospice care for an enrollee,       $5 per visit
Covered services include   other services that treat the terminal condition will not be
reasonable and necessary   covered.
services for palliation
or management of an        Services required for conditions totally unrelated to the
enrollee's terminal        terminal condition are covered to the extent that the services
illness.                   are covered under this contract.
------------------------------------------------------------------------------------------------------------
J.Nursing Facility         All admissions must be authorized by AMERIGROUP and provided by a   NONE
Services                   AMERIGROUP affiliated facility.
                           Participant must require and receive skilled services on a daily
Covered services include   basis as ordered by AMERIGROUP physician.
regular nursing services,  The length of the enrollee's stay shall be determined by the
rehabilitation services,   medical condition of the enrollee in relation to the necessary
drugs and biologicals,     and appropriate level of care, but is no more than 100 days per medical supplies, and the  contract year.
use of appliances and
equipment furnished by     Room and board is limited to semi-private accommodations unless a
the facility.              private room is considered medically necessary or semi-private accommodations are not available.
                           Specialized treatment centers and independent kidney disease treatment centers are excluded.
                           Private duty nurses, television, and custodial care are excluded.
                           Admissions for rehabilitation and physical therapy are limited to fifteen days per contract year.
------------------------------------------------------------------------------------------------------------
K. Durable Medical         Equipment and devices must be provided by authorized AMERIGROUP     NONE
Equipment and Prosthetic   supplier.
Devices
Equipment and devices      Covered prosthetic devices include artificial eyes and limbs,
that are medically         braces, and other artificial aids.
indicated to assist in
the treatment of a         Low vision and telescopic lenses are not included.
medical
------------------------------------------------------------------------------------------------------------

Amendment #3                                                     Page 6 of 8
Amerigroup/Pasco & Polk                                          October 1, 2003

--------------------------------------------------------------------------------------------------------------------
                                                                                               CO-
BENEFIT                    LIMITATIONS                                                         PAYMENTS
--------------------------------------------------------------------------------------------------------------------
condition and              Hearing aids are covered only when medically indicated to assist
specifically prescribed    in the treatment of a medical condition.
as medically necessary by
enrollee's AMERIGROUP
physician.
--------------------------------------------------------------------------------------------------------------------
L. Refractions             Enrollee must have failed vision screening by primary care          $5 per visit
Examination by a           physician.
AMERIGROUP optometrist to
determine the need for     Corrective lenses and frames are limited to one pair every two
and to prescribe           years unless head size or prescription changes.                     $10 for corrective
corrective lenses as                                                                           lenses
medically indicated.       Coverage is limited to Medicaid frames with plastic or SYL non-tinted lenses.
--------------------------------------------------------------------------------------------------------------------
M. Pharmacy                Prescribed drugs covered under this Agreement shall include all     $5 per
Prescribed drugs for the   prescribed drugs covered under the Florida Medicaid program.        prescription for
treatment of illness or    AMERIGROUP may implement a pharmacy benefit management program if   up to a 31-day supply
injury or injury.          FHKC so authorizes.
                           Brand name products are covered if a generic substitution is not available or where the prescribing physician indicates that a brand name is medically necessary.
                           All medications must be dispensed through AMERIGROUP or an
                           AMERIGROUP designated pharmacy.
                           All prescriptions must be written by the participant's primary care physician, AMERIGROUP approved specialist or consultant physician.
--------------------------------------------------------------------------------------------------------------------
N. Transportation          Must be in response to an emergency situation.                      $10 per service
Services
Emergency transportation
as determined to be
medically necessary in
response to an emergency
situation.
--------------------------------------------------------------------------------------------------------------------

II.      Cost Sharing Provisions

AMERIGROUP agrees to comply with all cost sharing restrictions imposed on FHKC participants by federal or state laws and regulations, including the following specific provisions:

         A.       Special Populations
                  Enrollees identified by FHKC to AMERIGROUP as Native Americans or Alaskan Natives are prohibited from paying any cost sharing amounts.

         B.       Cost Sharing Limited to No More than Five Percent of Family's
                  Income
                  FHKC may identify to AMERIGROUP other enrollees who have met federal requirements regarding maximum out of pocket expenditures. Enrollees identified by FHKC as having met this threshold are not required to pay any further cost sharing for covered services for a time specified by FHKC.

Amendment #3                                                     Page 7 of 8
Amerigroup/Pasco & Polk                                          October 1, 2003

         C. AMERIGROUP is responsible for informing its providers of these provisions and ensuring that enrollees under this section incur no further out of pocket costs for covered services and are not denied access to services. FHKC will provide these enrollees with a letter indicating that they may not incur any cost sharing obligations.

III.              Other Benefit Provision

                  All requirements for prior authorizations must conform with federal and state regulations and must be completed within fourteen (14) days of request by the enrollee. Extensions to this process may be granted in accordance with federal and/or state regulations.

Amendment #3                                                     Page 8 of 8
Amerigroup/Pasco & Polk                                          October 1, 2003